UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 31, 2017

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)

(707) 766-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act).  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c), (e)
On May 31, 2017, Calix, Inc. (the “Company”) announced that the board of directors of the Company has appointed Cory J. Sindelar, age 48, to serve as interim Chief Financial Officer and Principal Financial Officer, effective immediately. Previously, Mr. Sindelar served as the Chief Financial Officer of Violin Memory, Inc., a pioneer in the all-flash-array enterprise storage market, from December 2011 to April 2017. He also previously served as Chief Financial Officer of Ikanos Communications, Inc., a semiconductor and software provider to telecommunications equipment suppliers, from September 2006 to July 2010. From 2003 to 2006, Mr. Sindelar held various finance positions at EMC Corporation. From 2000 to 2003, Mr. Sindelar was Vice President, Corporate Controller and Principal Accounting Officer at Legato Systems, Inc., an enterprise software company, which was acquired by EMC. Mr. Sindelar holds a B.S. in Business Administration from Georgetown University.
In connection with Mr. Sindelar’s appointment as interim Chief Financial Officer and Principal Financial Officer, on May 31, 2017, the Company entered into a consulting agreement with Mr. Sindelar, which provides for a monthly fee of $25,000 and an expected initial term of three months. The foregoing description is qualified in its entirety by reference to the text of the consulting agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending July 1, 2017. The Company and Mr. Sindelar also entered into the Company’s standard indemnification agreement, the form of which was filed with the SEC as Exhibit 10.5 to Amendment No. 6 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 8, 2010.
There is no arrangement or understanding between Mr. Sindelar and any other persons pursuant to which Mr. Sindelar was selected as an officer, and there are no related party transactions involving Mr. Sindelar that are reportable under Item 404(b) of Regulation S-K.
Item 7.01 Regulation FD Disclosure.
A copy of the Company’s press release, dated May 31, 2017, announcing Mr. Sindelar’s appointment as interim Chief Financial Officer and Principal Financial Officer is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 31, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 31, 2017	CALIX, INC.

		By:	/s/ Carl Russo
Carl Russo
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 31, 2017.

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